Exhibit 10.1

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made and entered into by and between SHEPHERD’S FINANCE LLC(“Borrower”), and LCA Bank Corporation (“Lender”) as of 5/5/2020_________.

Borrower has applied for a loan from Lender (“Loan”) under the Paycheck Protection Program (“PPP”) contemplated by the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). In consideration of the promises in this Agreement, the disbursement of the Loan to Borrower, and for other good and valuable consideration, Borrower and Lender hereby agree as follows:

1.	Subject to the terms and conditions of the loan authorization, (if required by the U.S. Small Business Administration (“SBA”)), all other terms and conditions of the SBA and any guarantee agreement between Lender and SBA (the foregoing are hereinafter referred to as the “Authorization”), and the program requirements of the PPP, the related SBA rules, regulations, frequently asked questions and other guidance, Lender agrees to make the Loan to Borrower if Borrower complies with the following “Borrower Requirements.” Borrower must:

a.	Provide Lender with all certifications, documents or other information required by Lender or the Authorization;

b.	Execute a promissory note (“Note”) and any other documents required by Lender in connection with the Loan (“Loan Documents”); and

c.	Do everything necessary for Lender to comply with the terms and conditions of the Authorization.

2.	The terms and conditions of this Agreement:

a.	Are binding on Borrower and Lender and their successors and assigns; and

b.	Will remain in effect after the closing of the Loan.

3.	Borrower understands and agrees that the Loan will be disbursed only upon receipt of all approvals from Lender and satisfaction of all terms and conditions for the Loan. Failure of Borrower to abide by any of the Borrower Requirements, or any breach of this Agreement, will constitute an event of default under the Note and other Loan Documents.

4.	Borrower represents and certifies to Lender as follows:

a.	Each of the certifications made by Borrower in the Borrower Application Form (Form 2483) submitted to the SBA in connection with the Loan (“Application”) is true, accurate and complete, and Borrower will comply with all of such certifications.

b.	Borrower has answered each of the questions in the Application truthfully and accurately.

c.	If Borrower is an entity, Borrower has duly maintained its corporate existence, is in good standing in the state of its organization, and is neither dissolved nor subject to dissolution or pending dissolution proceedings, whether voluntary or involuntary. Borrower shall provide at the time of execution hereof a current Certificate of Good Standing, Certificate of Existence or similar evidence of its good standing or existence from the Secretary of State of its state of organization.

d.	If Borrower is an entity, Borrower’s managing body (e.g., Board of Directors, Board of Managers, Managing Managers, Managers) has duly authorized and approved, and has authorized the signatory below to execute and deliver, the Application, the Note, the Loan Documents and this Agreement, and such authority has not been revoked. Borrower’s signatory below is the duly authorized incumbent officer or other authorized representative of Borrower.

e.	Borrower has not retained any agent, as defined in the CARES Act and its related rules and regulations, in connection with the Loan. Borrower further understands and agrees that Lender will not pay or be liable for any fees or compensation payable to any third party agent (including. but not limited to. attorneys, accountants, consultants, loan brokers and/or other individuals or other parties) unless such agent is pre-approved in writing by, and expressly authorized to collect fees or other compensation from, Lender.

f.	Borrower is in compliance with, and at all times that any amount is outstanding under the Loan will comply with, all applicable federal, state and local laws, rules, regulations, ordinances and other requirements (including, but not limited to, those pertaining to taxes, the environment and hazardous substances) and all court orders.

g.	Borrower is eligible to receive the Loan under the rules and regulations that have been issued by the SBA relating to the PPP. Borrower shall comply with all rules, regulations and requirements of the PPP and the SBA in existence at the time of the Loan and as are thereafter promulgated, including, but not limited to, those relating to affiliates.

5.	Borrower agrees that at all times while any amount is outstanding under the Loan, Borrower will not convey, sell or transfer any of its assets or properties other than in the ordinary course of business or permit any owner to sell, transfer or pledge any ownership interest in Borrower without Lender’s prior written consent.

6.	Upon the request of Lender, the Borrower agrees to:

a.	furnish and execute any documents required by Lender to verify the truth and accuracy of any information provided by Borrower in connection with the Application and the Loan including, but not limited to, income, payroll, employment, deposit and loan authorizations and verifications, income tax and other documents;

b.	execute any document that should have been signed at or before the closing of the Loan, re-execute any document signed at or before the closing and execute any document that was incorrectly or incompletely drafted and signed at the closing, including, but not limited to, correction notes, and other correction instruments;

c.	execute and furnish any documents required by Lender and/or comply with the terms, conditions and/or certifications set forth in the Application or the Authorization; and

d.	execute and furnish any additional documents or forms that may become required under the Authorization, the Application or the PPP, or as may be required by the SBA or the U.S. Department of Treasury, regarding the repayment, administration, servicing, forgiveness or other aspects of the Loan.

7.	Borrower understands, acknowledges and agrees that Lender is relying solely on Borrower’s representations, warranties, certifications, confirmations or other statements of, and information from, the Borrower and/or any of its affiliates, officers, directors, owners, principals, agents, and/or controlling persons as to the Borrower, its business or activities, its ownership, its eligibility for the Loan, its use of the proceeds or any other benefits of the Loan, the existence of any hardship or other condition, the eligibility of the Borrower for forgiveness of all or any portion of the Loan, the amount of any Loan forgiveness, or any other matters of compliance with the CARES Act, the PPP or SBA requirements, and without Lender’s examination or verification of any other information not included as part of the Application which may be in Borrower’s possession.

8.	This Agreement and the Loan Documents may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement and the Loan Documents by electronic format shall be effective as delivery of a manually executed counterpart of this Agreement, and Borrower acknowledges and agrees that this Agreement and the Loan Documents may be executed by DocuSign or other electronic means; provided, that manually signed counterparts shall be delivered to Lender upon Lender’s request. Borrower’s electronic signature shall have the same force and effect as an original signature and shall be deemed (i) to be “written” or “in writing” or an “electronic record”, (ii) to have been signed and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files.

9.	This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without reference to any conflict or choice of law principles thereof. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective successors and assigns. This Agreement, and the rights and obligations hereunder, may not be assigned by Borrower without the written consent of Lender. Lender may assign this Agreement, and its rights hereunder, without the prior consent of Borrower. Any provision of this Agreement held to be invalid, illegal or unenforceable shall be ineffective only to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof.

10.	The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Borrower, its subsidiaries and affiliates, on the one hand, and the Lender, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. The Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.

11.	EACH OF BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP BETWEEN LENDER AND BORROWER EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties below by their duly authorized officers or representatives on the dates indicated.

Borrower:

SHEPHERD’S FINANCE LLC

By:	/s/ Daniel M. Wallach, CEO	Date:	5/5/2020

Name:	DANIEL M. WALLACH, CEO

Title:	CEO

LCA Bank Corporation

By:	/s/ Jill Vogel	Date:	5/11/2020

Name:	Jill Vogel

Title:	ASSISTANT SECRETARY